UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2020

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

 Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 24, 2020, Village Bank (the “Bank”), a wholly-owned subsidiary of Village Bank and Trust Financial Corp. (the “Company”), entered into a change of control agreement with Christy F. Quesenbery, Executive Vice President of Operations of the Bank.

The agreement has a two-year term that will expire on August 24, 2022. The term may be extended for an additional two years at the discretion of the Bank’s Board of Directors. Pursuant to the agreement, if, within 12 months following a “Change of Control” (as defined in the agreement) of the Company, Ms. Quesenbery is terminated by the Bank without “Cause” (as defined in the agreement) or she terminates her employment with the Bank following a reduction in her base salary of at least 10%, she will be entitled to receive a lump sum cash payment equal to nine months of her monthly base salary (as in effect on her termination date, or immediately prior to the Change of Control, whichever is greater). Such benefit is contingent upon Ms. Quesenbery signing a customary release and waiver of claims in favor of the Bank. As defined in the agreement, the term “Change of Control” includes, among other things, a sale of securities of the Company representing at least 50% of the Company’s outstanding shares or voting power, certain merger transactions, and a sale of all or substantially all of the Company’s assets. As defined in the agreement, the term “Cause” means unlawful or unethical business conduct, dishonesty, a willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), a material violation of the Bank’s work rules, Code of Ethics or policies, or a material breach of the agreement.

The foregoing summary description of the change of control agreement is qualified in its entirety by reference to the agreement, a copy of which is attached to this report as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith

Exhibit No.	Description of Exhibit

10.1	Change of Control Agreement, dated August 24, 2020, by and between Village Bank and Christy F. Quesenbery.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: August 28, 2020	By:	/s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO

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